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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

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      Date of report (Date of earliest event reported): April 23, 2003


                           MYSTIC FINANCIAL, INC.
           (Exact name of registrant as specified in its charter)

          Delaware                000-23533            04-3401049
(State or other jurisdiction    (Commission          (IRS Employer
      of incorporation)         File Number)       Identification No.)

                      60 High Street, Medford, MA 02155
             (Address of principal executive offices)(Zip Code)

     Registrant's telephone number, including area code: (781) 395-2800

                               Not Applicable
        (Former name or former address, if changed since last report)


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Items 1 through 6.  Not applicable.

Item 7.  Financial Statements and Exhibits

      (a) No financial statements are required to be filed with this report.
      (b) No pro forma financial information is required to be filed with this report.
      (c)   The following exhibit is filed with this Report:

      Exhibit No.  Description

      99.1 Press release issued by Mystic Financial, Inc. on April 23, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Item 8.  Not applicable.

Item 9.  Regulation FD

      The following information is furnished under this Item 9 in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

       On April 23, 2003, Mystic Financial, Inc. announced its earnings for the three and nine months ended March 31, 2003. A copy of the press release dated April 23, 2003, describing the earnings for these periods is attached as Exhibit 99.1.

Item 10-11.  Not applicable.

Item 12.  Results of Operations and Financial Condition

      See Item 9 per SEC Release 33-8216, March 27, 2003.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Mystic Financial, Inc.
                                       By: /s/ Anthony J. Patti
                                       -------------------------
                                       Anthony J. Patti
                                       Executive Vice President and
                                       Chief Financial Officer

Date: April 23, 2003


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                                EXHIBIT INDEX

Exhibit                      Description
-------                      -----------
99.1                         Press Release dated April 23, 2003.

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